MML SERIES INVESTMENT FUND II
MML VIP Invesco Small Cap Equity Fund
Supplement dated October 6, 2026 to the
Prospectus dated April 24, 2026 and the
Summary Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective immediately, the information for Joy Budzinski, Magnus Krantz, and Raman Vardharaj found (on page 73 of the Prospectus) under the heading Portfolio Manager(s) in the section titled Management and on pages 99-100 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds, is hereby removed.
Effective immediately, the following information supplements the information found (on page 73 of the Prospectus) under the heading Portfolio Manager(s) in the section titled Management:
Bryan Lassiter, CFA is a Portfolio Manager at Invesco Advisers. He has managed the Fund since September 2026.
Effective immediately, the following information supplements the information for Invesco Advisers, Inc. beginning on page 99 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Bryan Lassiter, CFA

is a portfolio manager of the MML VIP Invesco Small Cap Equity Fund. Mr. Lassiter is a Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since September 2026. Prior to joining Invesco Advisers, he was a portfolio manager at Columbia Threadneedle from November 2021 to September 2026. Before that, he spent ten years as a senior research analyst at LMCG Investments focused on small- and mid-cap U.S. equities and held earlier research roles at Colebury Capital and Globalt Investments.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIIPRO-26-01
VIPSCE-26-01

MML SERIES INVESTMENT FUND II
MML VIP Invesco Small Cap Equity Fund
Supplement dated October 6, 2026 to the
Statement of Additional Information dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective immediately, the following information replaces similar information for the MML VIP Invesco Small Cap Equity Fund (the “Fund”) found under Invesco Advisers, Inc. on page B-135 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the Small Cap Equity Fund are Bryan Lassiter, Adam Weiner, and Matthew P. Ziehl.
Effective immediately, the following information supplements the information for the Fund found on page B-135 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Bryan Lassiter
Registered investment companies **	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of June 30, 2026.
**	Does not include the Small Cap Equity Fund.
Ownership of Securities:
As of June 30, 2026, Mr. Lassiter did not own any shares of the Small Cap Opportunities Fund.
Effective immediately, the information for Joy Budzinski, Magnus Krantz, and Raman Vardharaj found on page B-135 relating to the Fund in the section titled Appendix C — Additional Portfolio Manager Information is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIISAI-26-02